EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

This Certification accompanies the Form 10-Q for the fiscal quarter ended September 30, 2010, of Kun Run Biotechnology, Inc.

The undersigned, Xiaoqun Ye, Chief Executive Officer, and Yan Lin, Chief Accounting Officer, of Kun Run Biotechnology, Inc. (the “Company”), DO HEREBY CERTIFY that:

1.	The Company’s Form 10-Q for the fiscal quarter ended September 30, 2010 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement on the date set forth below:

/s/ Xiaoqun Ye
Date: November 19, 2010	Xiaoqun Ye
Chief Executive Officer
(Principal Executive Officer)

/s/ Yan Lin
Date: November 19, 2010	Yan Lin
Chief Accounting Officer
(Principal Financial Officer)